UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): January 28, 2021 (January 23, 2021)

Franchise Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35588	27-3561876
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2387 Liberty Way
Virginia Beach, Virginia 23456

(Address of Principal Executive Offices) (Zip Code)

(757) 493-8855

(Registrant’s telephone number, including area code)

n/a

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	FRG	The NASDAQ Stock Market LLC

7.50% Series A Cumulative Perpetual Preferred Stock, par value $0.01 per share and liquidation preference of $25.00 per share	FRGAP	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement

Equity Purchase Agreement

On January 23, 2021, Franchise Group Newco PSP, LLC (“Purchaser”), a Delaware limited liability company and a subsidiary of Franchise Group, Inc., a Delaware corporation (the “Company”), entered into an Equity Purchase Agreement (the “Equity Purchase Agreement”) with (i) PSP Holdings, LLC, a Delaware limited liability company (“PSP Holdings”), (ii) Sentinel Capital Partners VI-A, L.P., a Delaware limited partnership (“Blocker Seller”), (iii) Sentinel PSP Blocker, Inc., a Delaware corporation (“Blocker Corp”), (iv) PSP Midco, LLC, a Delaware limited liability company (“PSP Midco” and, together with its direct and indirect subsidiaries, collectively, “PSP”), (v) PSP Intermediate, LLC, a Delaware limited liability company (“PSP Intermediate”), (vi) Sentinel Capital Partners, L.L.C., a Delaware limited liability company (“Sentinel”), solely for purposes of agreeing to the covenants set forth in Section 6.8 and Section 6.9 of the Equity Purchase Agreement, (vii) effective as of immediately prior to consummation of the transactions contemplated thereby (the “Closing”), a newly formed Delaware limited liability company to be named PSP Midco Holdings, LLC (“Midco Holdings”, and subject to the provisions of the Equity Purchase Agreement, each of PSP Holdings, PSP Intermediate, Blocker Seller and Midco Holdings, a “Seller”), and (viii) the Company, solely for purposes of agreeing to the covenants set forth in Section 10.19 of the Equity Purchase Agreement, pursuant to which, among other things, Purchaser will acquire all of the outstanding equity interests of PSP Midco and, unless a Blocker Retention Election (as defined below) is made by Sellers (as defined in the Equity Purchase Agreement) pursuant to the Equity Purchase Agreement, all of the outstanding equity interests of Blocker Corp (the “Transaction”).

Subject to the terms and conditions of the Equity Purchase Agreement, upon the Closing, Purchaser will pay an aggregate amount of $700,000,000 in cash, subject to certain adjustments set forth in the Equity Purchase Agreement (the “Transaction Consideration”), for (i) all of the outstanding equity interests in PSP Midco (other than those held by Blocker Corp), and (ii) unless a Blocker Retention Election is made by Sellers pursuant to the Equity Purchase Agreement, all of the outstanding shares of common stock of Blocker Corp. A portion of the Transaction Consideration will be placed in escrow upon the Closing to fund potential payment obligations of Sellers with respect to a post-Closing purchase price adjustment.

At least one hour prior to the Closing, PSP Holdings, Blocker Seller, PSP Midco and certain of their respective affiliates will consummate a series of reorganization transactions (collectively, the “Reorganization”), as a result of which Blocker Corp (unless a Blocker Retention Election is made by Sellers pursuant to the Equity Purchase Agreement) and Midco Holdings will jointly own 100% of the outstanding equity interests in PSP Midco following the completion of the Reorganization. Immediately following the Reorganization and immediately prior to the Closing, Midco Holdings will (i) execute and deliver a counterpart signature page to the Equity Purchase Agreement and will become subject to and bound by the Equity Purchase Agreement, and (ii) be deemed a “Seller” for all purposes of the Equity Purchase Agreement and, in such capacity, be deemed to have succeeded and replaced PSP Holdings and PSP Intermediate as a “Seller” under the Equity Purchase Agreement. Unless a Blocker Retention Election is made by Sellers pursuant to the Equity Purchase Agreement, on the date of the Closing and immediately following the Closing, Purchaser will cause all of the interests of PSP Midco to be owned by Blocker Corp or take such other steps determined by Purchaser in its sole discretion to cause all of the interests of PSP Midco to be owned by a single person for federal income tax purposes.

No later than 10 business days prior to the anticipated date of the Closing, Sellers may, in their sole discretion, elect (a “Blocker Retention Election”) to exclude Blocker Corp from the Reorganization (such that, immediately prior to the Closing, Midco Holdings will own 100% of the outstanding equity interests in PSP Midco). In the event of a valid Blocker Retention Election, the parties to the Equity Purchase Agreement will cooperate reasonably and in good faith to amend the Equity Purchase Agreement solely to the extent necessary to effectuate and implement a sale by Midco Holdings to Purchaser of 100% of the equity interests in PSP Midco.

Consummation of the Transaction is subject to certain customary conditions, including, without limitation, the expiration or termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.

In connection with the Transaction, Purchaser has obtained a customary buyer’s representation and warranty insurance policy providing for up to $70,000,000 in coverage in the case of breaches of the representations and warranties contained in the Equity Purchase Agreement, subject to certain exclusions and an initial $7,000,000 retention, which drops down to $3,150,000 after 12 months following the Closing.

The parties to the Equity Purchase Agreement have each made customary representations and warranties in the Equity Purchase Agreement.

The Equity Purchase Agreement contains certain customary termination rights for Purchaser and Sellers, including a right by any party to terminate the Equity Purchase Agreement if the Transaction is not consummated by May 25, 2021.

Upon termination of the Equity Purchase Agreement under specified circumstances, Purchaser will be required to pay PSP Midco a termination fee of $46,666,667 (the “Termination Fee”) and, if applicable, (i) out-of-pocket fees and expenses (including attorneys’ fees) incurred by Sellers in connection with enforcing payment of the Termination Fee, plus interest on the Termination Fee at the prime rate of interest reported in the Wall Street Journal from the date that payment of the Termination Fee became due through the actual date of payment of the Termination Fee, up to an aggregate amount of $1,500,000, and (ii) reimbursement of certain expenses related to the Financing (defined below) and indemnification of claims in connection with the Financing (if any), up to an aggregate amount of $500,000. Concurrently with the execution of the Equity Purchase Agreement, the Company has entered into a customary limited guaranty in favor of PSP Holdings and Blocker Seller to guaranty certain obligations of Purchaser under the Equity Purchase Agreement (including the obligation of Purchaser to pay the Termination Fee to PSP Midco pursuant to the Equity Purchase Agreement). The maximum aggregate amount payable by the Company in respect of such obligations pursuant to such limited guaranty is $48,666,667.

In addition, under certain specified circumstances, if the proceeds of the Financing (or any replacement debt financing and, if applicable, any replacement revolving credit facility, the “Financing Proceeds”) received by Purchaser are insufficient to pay (i) the amounts required to be paid by Purchaser under the Equity Purchase Agreement at the Closing, (ii) Purchaser’s transaction expenses, and (iii) if applicable, any outstanding indebtedness under the Company’s existing revolving credit facilities (such amounts in (i), (ii) and (iii), collectively, the “Required Amount”), then the Company will contribute to Purchaser an amount equal to the excess of the Required Amount over the Financing Proceeds (excluding the portion of such Financing Proceeds necessary to complete certain refinancing transactions unrelated to the Company’s existing revolving credit facilities). The Company is only required to fund such excess amount if the Closing occurs. The Company’s obligation to fund such excess amount will terminate upon the earlier to occur of (A) the consummation of the Closing, (B) the termination of the Equity Purchase Agreement pursuant to its terms, (C) the obtaining of certain amendments to the Company’s existing revolving credit facilities, and (D) the payment of such excess amount in full if required pursuant to the Equity Purchase Agreement.

The Company has secured committed debt financing arranged by JPMorgan Chase Bank, N.A., Citizens Bank, N.A., and Credit Suisse Loan Funding LLC (the “Financing”) for $1,300,000,000 in new term loan credit facilities to refinance the Company’s existing term loan for its Buddy’s Home Furnishings, American Freight and Liberty Tax businesses and provide acquisition financing for the Transaction, including commitments from an affiliate of B. Riley Financial, Inc. (“B. Riley”) for up to $300,000,000 in unsecured financing. Bryant R. Riley and B. Riley and its affiliates, as a group, are a significant stockholder of the Company, as disclosed in the amended Schedule 13G filed by Bryant R. Riley and B. Riley and its affiliates with the Securities and Exchange Commission on January 27, 2021. The Company has agreed to use commercially reasonable efforts to obtain the Financing; however, consummation of the Transaction is not conditioned on the availability of any financing.

The representations, warranties, covenants and agreements of each Seller, PSP Midco, Blocker Corp and Sentinel, as applicable, contained in the Equity Purchase Agreement have been made solely for the benefit of Purchaser. In addition, such representations, warranties and covenants: (i) have been made only for purposes of the Equity Purchase Agreement; (ii) have been qualified by disclosures made to Purchaser in the disclosure schedules delivered in connection with the Equity Purchase Agreement; (iii) are subject to certain materiality or other customary qualifications contained in the Equity Purchase Agreement, which may differ from what may be viewed as material by investors; and (iv) were made only as of the date of the Equity Purchase Agreement and, in the event that the Closing occurs, as of the date of the Closing subject in certain cases to additional materiality qualifications specified in the Equity Purchase Agreement, or such other date as is specified in the Equity Purchase Agreement. Accordingly, the Equity Purchase Agreement is included with this filing only to provide investors with information regarding the terms of the Equity Purchase Agreement, and not to provide investors with any other factual information regarding Sellers, PSP Midco, Blocker Corp, Sentinel, their respective subsidiaries or their respective businesses. Investors are not third-party beneficiaries under the Equity Purchase Agreement and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the parties thereto or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of representations and warranties may change after the date of the Equity Purchase Agreement.

The foregoing summary of the Equity Purchase Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Equity Purchase Agreement, which is filed as Exhibit 2.1 and incorporated herein by reference.

Cautionary Statement Regarding Forward-Looking Statements

This report contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended, including, without limitation, those that contain, or are identified by, words such as “outlook”, “guidance”, “believes”, “expects”, “potential”, “continues”, “may”, “will”, “should”, “predicts”, “intends”, “plans”, “estimates”, “anticipates”, “could” or the negative version of these words or other comparable words. Forward-looking statements include, without limitation, projections, predictions, expectations, or beliefs about future events or results and are not statements of historical fact, including the Company’s expectations regarding its financial condition, statements relating to the Transaction, the Financing and anticipated benefits resulting therefrom, the performance of PSP and the success of PSP its strategic growth plans if the Transaction and/or the Financing are consummated, which are subject to various significant risks and uncertainties, many of which are outside of the control of the Company and the effects of the coronavirus (COVID-19) pandemic on economic conditions and the industry in general, the success of its financing efforts and the financial position and operating results of the Company. Such forward-looking statements are based on various assumptions as of the time they are made, and are inherently subject to known and unknown risks, uncertainties and other factors that may cause actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Forward-looking statements are often accompanied by words that convey projected future events or outcomes such as “expect,” “believe,” “estimate,” “plan,” “project,” “anticipate,” “intend,” “will,” “may,” “view,” “opportunity,” “potential,” or words of similar meaning or other statements concerning opinions or judgment of the Company or its management about future events. Although the Company believes that its expectations with respect to forward-looking statements are based upon reasonable assumptions within the bounds of its existing knowledge of its business and operations, there can be no assurance that actual results, performance, or achievements of the Company will not differ materially from any projected future results, performance or achievements expressed or implied by such forward-looking statements. Actual future results, performance or achievements may differ materially from historical results or those anticipated depending on a variety of factors, many of which are beyond the control of the Company. Additional factors that could cause actual results to differ materially from forward-looking statements include, among others, the risk that the Transaction and/or the Financing may not be completed in a timely manner or at all, which may adversely affect the business and stock price of the Company; the risk of any event, change or other circumstance that could give rise to the termination of the Equity Purchase Agreement; the effect of the announcement or pendency of the Transaction on the ability of the Company and PSP to retain and hire key personnel and maintain relationships with their franchisees, customers, suppliers, partners and others with whom they do business, or on their respective operating results and business generally; risks associated with the diversion of management’s attention from ongoing business operations due to the Transaction and/or the Financing; legal proceedings related to the Transaction and/or the Financing; costs, charges or expenses resulting from the Transaction and/or the Financing; growth of the franchise base at PSP; the strength of the economy; changes in the overall level of consumer spending; the performance of the products and services of the Company and PSP within the prevailing retail or other business environment; implementation of the strategy of the Company and PSP; maintaining appropriate levels of inventory; changes in tax policy; or the failure to satisfy any of the other conditions to the completion of the Transaction and/or the Financing. We refer you to the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of the Company’s Transition Report on Form 10-K/T for the transition period ended December 28, 2019, and comparable sections of the Company’s Quarterly Reports on Form 10-Q and other filings, which have been filed with the SEC and are available on the SEC’s website at www.sec.gov. All of the forward-looking statements made in this report are expressly qualified by the cautionary statements contained or referred to herein. The actual results or developments anticipated may not be realized or, even if substantially realized, they may not have the expected consequences to or effects on the Company or its business or operations. Readers are cautioned not to rely on the forward-looking statements contained in this report. Forward-looking statements speak only as of the date they are made and the Company does not undertake any obligation to update, revise or clarify these forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

The following exhibit is being filed with this Current Report on Form 8-K:

2.1*	Equity Purchase Agreement, dated as of January 23, 2021, by and among Franchise Group Newco PSP, LLC, PSP Holdings, LLC, Sentinel Capital Partners VI-A, L.P., Sentinel PSP Blocker, Inc., PSP Midco, LLC, PSP Intermediate, LLC, Sentinel Capital Partners, L.L.C., solely for purposes of agreeing to the covenants set forth in Section 6.8 and Section 6.9 thereof, effective as of immediately prior to the Closing (as defined therein), a newly formed Delaware limited liability company to be named PSP Midco Holdings, LLC, and Franchise Group, Inc., solely for purposes of agreeing to the covenants set forth in Section 10.19 thereof.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

* Pursuant to Item 601(b)(2) of Regulation S-K, the schedules to the Equity Purchase Agreement have been omitted from this report and will be furnished supplementally to the Securities and Exchange Commission upon request by the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FRANCHISE GROUP, INC.

Date: January 28, 2021	By:	/s/ Eric Seeton
Eric Seeton
Chief Financial Officer